UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 18, 2022 (February 14, 2022)

Hallador Energy Company
(Exact name of registrant as specified in its charter)

Colorado	001-34743	84-1014610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1183 East Canvasback Drive, Terre Haute, Indiana 47802
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (812) 299-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange  Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	HNRG	Nasdaq

This Amendment No. 1 to Current Report on Form 8-K is being filed to add the Asset Purchase Agreement, a copy of which is attached as Exhibit 10.1 hereto, to the Current Report on 8-K filed by the registrant on February 18, 2022 (“Original 8-K”). The registrant indicated in the Original 8-K that Exhibit 10.1 would be filed with the Company's next periodic report.

Item 1.01	Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On February 14, 2022, Hallador Energy Company (the "Company”) through its subsidiary, Hallador Power Company, LLC, entered into an Asset Purchase Agreement (the "Purchase Agreement") to acquire Hoosier Energy’s 1-Gigawatt Merom Generating Station, located in Sullivan County, Indiana, in return for assuming certain decommissioning costs and environmental responsibilities. The transaction, which includes a 3.5-year power purchase agreement (PPA), is scheduled to close in mid-July 2022 upon obtaining required governmental and financial approvals.  The companies' existing renewable PPA, signed in May 2021 and representing 150 MW of solar generation and 50 MW of battery storage, will be retained, with its start date delayed until Merom's eventual retirement.  The closing of the transaction contemplated by the Purchase Agreement is subject to customary closing conditions.  The Purchase Agreement contains representations, warranties and covenants from the Company that are customary for transactions of this type.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On February 15, 2022, the Company issued a press release announcing the transaction described above. A copy of this press release was furnished (not filed) as Exhibit 99.1 to the original Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Document Name
10.1*	Asset Purchase Agreement
99.1	Hallador Energy Company, Hoosier Energy announce agreement to transfer ownership of Merom Generating Station, multiyear PPA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*   Schedules and exhibits, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.  In addition, certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions are both (i) not material and (ii) the type of information that the Company treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 11, 2022	By:	/s/LAWRENCE D. MARTIN
Lawrence D. Martin CFO